UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 18, 2008
Bayou City Exploration, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	61-1306702
(State or other jurisdiction of	(IRS Employer Identification No.)
Incorporation or Organization)
0-27443
Commission File Number
632 Adams Street — Suite 700 Bowling Green, KY 42101
(Address of principle executive offices)
(800) 798-3389
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant
(a) At a special Board Meeting on March 18, 2008, the Board of Directors of Bayou City Exploration, Inc. (the Company) approved the engagement of the accounting firm of Killman, Murrell & Company, PC (“Killman”) as the Company’s independent certifying accountants for the year ended December 31, 2007.
     During the Company’s two most recent fiscal years, the subsequent interim periods including the period ended September 30, 2008, and through March 18, 2008, the date on which the Company’s Board of Directors engaged Killman as its new independent auditors, neither the Company nor anyone on the Company’s behalf consulted Killman regarding (i) either the application of accounting pinciples to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and no written report was provided to the Company and no oral advice was provided that Killman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) of Regulation S-K) or a reportable event (as described in Item 304 (a)(l)(v) of Regulation S-K).
(b) Mountjoy & Bressler, LLP’s last involvement was with the Form 10-QSB for September 30, 2007 which was filed November 13, 2007. Mountjoy & Bressler, LLP’s was notified of the intent to change auditors on March 14, 2008.
(c) The report of Mountjoy & Bressler, LLP on the Company’s financial statements for the year ended December 31, 2005, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The report of Mountjoy & Bressler, LLP on the Company’s financial statements for the year ended December 31, 2006, did contain a going concern paragraph as to uncertainty, but contained no other adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope, or accounting principles.
(d) During the two years in the period ended December 31, 2006, and the subsequent interim periods preceding the change on March 18, 2008, there were no disagreements with Mountjoy & Bressler, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Mountjoy & Bressler, LLP would have caused the firm to make reference to the matter of the disagreement in their reports.
(e) During the two years in the period ended December 31, 2006 and the subsequent interim periods preceding the change on March 18, 2008, no reportable events occurred in connection with the relationship between Mountjoy & Bressler, LLP and the Company.

(f) The Company requested Mountjoy & Bressler, LLP to furnish a letter addressed to the Securities and Exchange Commission (“Commission”) stating whether it agrees with the Company’s Item 4 disclosures. A copy of the letter was attached as Exhibit 1 to the Form 8-K filed by the Company with the Commission on March 27, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bayou City Exploration, Inc.
Date: March 27, 2008	By:	/s/ Robert D. Burr
Robert D. Burr
Chief Executive Officer and President

	By:	/s/ Robert D. Burr
Acting Chief Financial Officer